M U N I C I P A L   P A R T N E R S   F U N D   I N C .


February 21, 1997

To Our Shareholders:

We are pleased to provide this annual report to the shareholders of Municipal Partners Fund Inc. (the "Fund") for the year ended December 31, 1996. The fixed-income markets achieved positive returns for the fourth quarter as evidenced by the 2.99% net asset value return for the Fund (assuming the reinvestment of monthly dividends in additional shares of the Fund). On December 31, 1996, the Fund had a closing net asset value and market price per share of $13.99 and $11.75, respectively. During the fourth quarter, the Fund continued to pay a monthly common stock dividend of $0.0665 per share.

The fourth quarter began on a strong note as fixed-income prices rose in October. Lack of wage inflation and the Federal Reserve's decision not to raise short-term interest rates allayed investors' concerns. Signs of a slowdown in economic activity during November led to further advances in the fixed-income market. Although tax-exempts performed well, their strides did not keep pace with those in the taxable market. Individual investors instead were focused on a soaring equity market and showed little interest in the relatively low nominal yields offered by municipal bonds. In December, Fed Chairman Greenspan spoke of an "irrational exuberance" in the stock market which resulted in a temporary setback for both stocks and bonds. Municipal bonds declined but losses were temperate compared to those in the taxable markets. Year-end restructuring by mutual funds along with strong buying from property and casualty insurance companies allowed tax-exempts to outperform Treasuries for December.

Looking ahead to 1997, municipal new issuance is expected to be in line with the $183 billion issued in 1996. Tax-exempts are likely to benefit from increased price volatility in the equity market and nominal bond yields that attract individual investors to the municipal bond market.

As of December 31, 1996, the Fund's portfolio consisted of 42 issues in 26 different states with an average maturity of 12.4 years and an average coupon of 6.37%, excluding short-term investments. Sector weightings emphasize housing, healthcare and industrial development.

Finally, we thank you for your support and confidence. In an effort to provide more timely information concerning the Fund, shareholders may call 1-800-421-4777 for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as the Fund's current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund. We also invite you to call with any questions or comments at 1-800-725-6666 or 1-212-783-1301.

Also note that the annual meeting of shareholders of the Fund will be held on Wednesday, April 16, 1997 at 10:00 a.m. at Salomon Brothers, Seven World Trade Center in New York City. We hope those of you who are able to will attend.

                                     Cordially,



Mark C. Biderman                                      Michael S. Hyland
Chairman of the Board                                 President

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Statement of Investments
December 31, 1996

 Principal
  Amount                                                                                        Moody's/S&P        Value
   (000)    Long-Term Investments - 147.3%                                                     Credit Rating     (Note 2)
----------------------------------------------------------------------------------------------------------------------------
            Alabama - 4.0%
            Alabama Special Care Facilities Financing Authority Revenue (Daughters of
  $2,145    Charity-St. Vincents), 5.00%, 11/01/25 .............................................    Aa/AA       $  1,919,625
            Courtland, Alabama Industrial Development Board Solid Waste Disposal
            Revenue (Champion International Corporation Project), Series A,
   1,225    7.00%, 11/01/22 ....................................................................   Baa1/BBB        1,288,039
                                                                                                                ------------
                                                                                                                   3,207,664
                                                                                                                ------------
            California - 3.8%
            San Francisco, California Airport Revenue (San Francisco International
   1,000    Airport), Series A-9, FGIC, 5.60%, 5/01/14 .........................................    Aaa/AAA        1,002,220
            West Covina, California Certificate of Participation (Queen of the Valley
   2,000    Hospital), 6.50%, 8/15/14 ..........................................................      A/A          2,100,460
                                                                                                                ------------
                                                                                                                   3,102,680
                                                                                                                ------------
            Colorado - 3.8%
            Colorado Health Facilities Authority Hospital Revenue (Rocky Mountain
   3,000    Adventist Healthcare Project), 6.625%, 2/01/22 .....................................    Baa/BBB        3,079,320
                                                                                                                ------------

            Connecticut - 1.2%
            Connecticut State Health & Educational Facilities Authority Revenue
   1,000    (Windham Community Memorial Hospital), Series C, 6.00%, 7/01/20 ....................    Baa3/BBB-        957,800
                                                                                                                ------------

            Georgia - 0.4%
            Fulton County, Georgia Housing Authority Single-Family Mortgage,
     360    6.60%, 3/01/28 .....................................................................     NR/AAA          367,434
                                                                                                                ------------

            Illinois - 9.5%
            Chicago, Illinois Wastewater Transmission Revenue, FGIC,
   3,000    5.125%, 1/01/25 ....................................................................     Aaa/AAA       2,764,020
            Illinois Health Facilities Authority Revenue Refunding (Lutheran General
   1,500    Health System), Series C, 7.00%, 4/01/14 ...........................................       A/A+        1,721,145
   3,000    Illinois State Sales Tax Revenue, Series V, 6.375%, 6/15/20 ........................      A1/AAA       3,160,170
                                                                                                                ------------
                                                                                                                   7,645,335
                                                                                                                ------------
            Indiana - 2.5%
            Indiana Transportation Finance Authority Airport Facilities Lease Revenue
   2,000    Refunding, Series A, AMBAC, 5.00%, 11/01/07 ........................................     Aaa/AAA       1,996,560
                                                                                                                ------------


----------------------------------------------------------------------------------------------------------------------------
                                            See accompanying  notes to financial statements.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .

December 31, 1996


 Principal
  Amount                                                                                        Moody's/S&P        Value
   (000)    Long-Term Investments (continued)                                                  Credit Rating     (Note 2)
----------------------------------------------------------------------------------------------------------------------------
            Maine - 3.4%
            Maine State Housing Authority Mortgage Purchase, Series A-4,
  $  525    6.375%, 11/15/12 ...................................................................    Aa/AA-      $    537,227
            Maine State Housing Authority Mortgage Purchase, Series A-2,
   2,110    6.65%, 11/15/25 ....................................................................    Aa/AA-         2,170,262
                                                                                                                ------------
                                                                                                                   2,707,489
                                                                                                                ------------
            Maryland - 6.5%
            Maryland State Community Development Administration, Department of
            Housing and Community Development (Multi-Family Housing), Series E,
   1,300    6.85%, 5/15/25 .....................................................................    Aa/NR          1,364,909
            Northeast Maryland Waste Disposal Authority, Solid Waste Revenue
            (Montgomery County Resource Recovery, Ogden Martin Systems Project A),
   3,750    MBIA, 6.30%, 7/01/16 ...............................................................   Aaa/AAA         3,910,163
                                                                                                                ------------
                                                                                                                   5,275,072
                                                                                                                ------------
            Massachusetts - 2.2%
            Massachusetts State Water Pollution Abatement Water Pollution Revenue
   1,740    (New Bedford Loan Program), Series A, 5.70%, 2/01/14 ...............................    Aa/NR          1,760,723
                                                                                                                ------------

            Michigan - 4.1%
            Michigan Hospital Finance Authority Revenue Refunding (Pontiac
   3.400    Osteopathic Project), 6.00%, 2/01/24 ...............................................   Baa1/BBB        3,268,896
                                                                                                                ------------

            Minnesota - 4.5%
            Minnesota State Housing Finance Agency Single-Family Mortgage,
   3,550    Series H, 6.50%, 1/01/26 ...........................................................    Aa/AA+         3,623,094
                                                                                                                ------------

            Nebraska - 7.7%
            Nebraska Higher Education Loan Program Inc., Revenue, Sub-Series A-6,
   6,000    6.45%, 6/01/18 .....................................................................     A/NR          6,168,900
                                                                                                                ------------

            Nevada - 12.5%
            Clark County, Nevada Passenger Facility Revenue (Macarran International
   4,350    Airport), MBIA, 5.75%, 7/01/23 .....................................................    Aaa/AAA        4,314,939
            Nevada Housing Division, Single-Family Program, Series B-2,
   4,355    6.40%, 10/01/25 ....................................................................     Aa/NR         4,430,429
            Nevada Housing Division, Single-Family Program, Series B-2,
   1,300    6.95%, 10/01/26 ....................................................................     Aa/NR         1,355,614
                                                                                                                ------------
                                                                                                                  10,100,982
                                                                                                                ------------

----------------------------------------------------------------------------------------------------------------------------
                                            See accompanying  notes to financial statements.

                                                                                                                      Page 3

M U N I C I P A L   P A R T N E R S   F U N D   I N C .

December 31, 1996

 Principal
  Amount                                                                                        Moody's/S&P        Value
   (000)    Long-Term Investments (continued)                                                  Credit Rating     (Note 2)
----------------------------------------------------------------------------------------------------------------------------
            New Hampshire - 0.9%
            New Hampshire State Housing Finance Authority, Single-Family
  $  680    Residential, Series A, 6.80%, 7/01/15 ..............................................    Aa/A+       $    706,166
                                                                                                                ------------

            New Jersey - 12.9%
            New Jersey Economic Development Authority, Pollution Control Revenue
   5,150    (Public Service Electric and Gas Co. Project), MBIA, 6.40%, 5/01/32 ................   Aaa/AAA         5,472,751
            New Jersey Economic Development Authority, Water Facilities Revenue
   4,450    (New Jersey American Water Co., Inc. Project), FGIC, 6.875%, 11/01/34 ..............   Aaa/AAA         4,919,920
                                                                                                                ------------
                                                                                                                  10,392,671
                                                                                                                ------------
            New York - 4.9%
            Port Authority of New York & New Jersey Construction, Ninety-Sixth Series,
     950    FGIC, 6.60%, 10/01/23 ..............................................................   Aaa/AAA         1,040,231
            Triborough Bridge & Tunnel Authority, New York General Purpose Revenue,
   2,850    Series Y, 5.50%, 1/01/17 ...........................................................    Aa/A+          2,877,645
                                                                                                                ------------
                                                                                                                   3,917,876
                                                                                                                ------------
            Ohio - 11.9%
            Miami County, Ohio Hospital Facilities Revenue Refunding & Improvement
   2,000    (Upper Valley Medical Center), 6.25%, 5/15/13 ......................................   Baa/BBB         2,016,660
            Ohio State Water Development Authority Solid Waste Disposal Revenue
   7,200    (Cargill Inc.), 6.30%, 9/01/20 .....................................................   Aa3/AA-         7,538,112
                                                                                                                ------------
                                                                                                                   9,554,772
                                                                                                                ------------

            Pennsylvania - 8.0%
            Monroeville, Pennsylvania Hospital Authority Hospital Revenue (Forbes
   6,095    Health System), 7.00%, 10/01/13 ....................................................    A/BBB+         6,416,328
                                                                                                                ------------

            Rhode Island - 4.0%
            Rhode Island Housing &Mortgage Finance Corporation, Homeownership
   3,115    Opportunity, Series 7B, 6.80%, 10/01/25 ............................................    Aa/AA+         3,238,229
                                                                                                                ------------

            South Dakota - 6.4%
            South Dakota Housing Development Authority, Homeowner Mortgage,
   4,955    Series D, 6.85%, 5/01/26 ...........................................................    Aa1/AAA        5,132,290
                                                                                                                ------------



----------------------------------------------------------------------------------------------------------------------------
                                            See accompanying  notes to financial statements.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .

December 31, 1996

 Principal
  Amount                                                                                        Moody's/S&P        Value
   (000)    Long-Term Investments (concluded)                                                  Credit Rating     (Note 2)
----------------------------------------------------------------------------------------------------------------------------
            Tennessee - 4.5%
            The Industrial Development Board of Humphreys County, Tennessee
  $3,400    (E.I. duPont de Nemours and Company Project), 6.70%, 5/01/24 .......................   Aa3/AA-      $  3,640,584
                                                                                                                ------------

            Texas - 18.8%
            Angelina & Neches River Authority, Texas Solid Waste Disposal Revenue
   2,750    (Champion International Corporation Project), 6.30%, 4/01/18 .......................   Baa1/NR         2,760,643
            Lower Neches Valley Authority, Texas Industrial Development Corporation
   6,000    (Mobil Oil Refining Corporate Project), 6.40%, 3/01/30 .............................    Aa2/AA         6,208,680
            Richardson, Texas Hospital Authority Hospital Revenue Refunding and
   3,000    Improvement (Richardson Medical Center), 6.75%, 12/01/23 ...........................   Baa/BBB-        3,098,460
     330    Texas State Veterans Housing Assistance, 6.80%, 12/01/23 ...........................    Aa/AA            343,843
            West Side Calhoun County, Texas Navigation District Solid Waste Disposal
   2,750    Revenue (Union Carbide Chemicals), 6.40%, 5/01/23 ..................................   Baa2/BBB        2,768,370
                                                                                                                ------------
                                                                                                                  15,179,996
                                                                                                                ------------

            Virginia - 3.7%
            Giles County, Virginia Industrial Development Authority Revenue
   2,000    (Hoechst Celanese Project), 5.95%, 12/01/25 ........................................     A2/A+         2,024,700
            Virginia State Housing Development Authority, Commonwealth Mortgage,
     955    Subseries B-5, 6.30%, 1/01/27 ......................................................    Aa1/AA+          970,089
                                                                                                                ------------
                                                                                                                   2,994,789
                                                                                                                ------------

            Washington - 1.8%
            Washington State Housing Finance Commission, Single-Family Mortgage
   1,460    Revenue Refunding, 6.15%, 1/01/26 ..................................................    NR/AAA         1,476,848
                                                                                                                ------------

            West Virginia - 3.4%
            West Virginia State Water Development Authority, Loan Program II,
   2,445    Series A, 7.00%, 11/01/31, Pre-Refunded 11/01/01 ...................................     NR/A-         2,736,884
                                                                                                                ------------

            Total Long-Term Investments (cost $114,939,867) ................................................     118,649,382
                                                                                                                ------------



----------------------------------------------------------------------------------------------------------------------------
                                            See accompanying  notes to financial statements.

                                                                                                                      Page 5

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Statement of Investments (concluded)
December 31, 1996

 Principal
  Amount                                                                                        Moody's/S&P        Value
   (000)    Short-Term Investment-0.0%                                                          Credit Rating     (Note 2)
----------------------------------------------------------------------------------------------------------------------------
            New York - 0.0%
            Geneva, New York Industrial Development Agency Civic Facilities Revenue
     $10    (Colleges of the Seneca), Series A, VR, 3.60%, 1/02/97 (cost $10,000) ..............    NR/A-1      $     10,000
                                                                                                                ------------

            Total Investments - 147.3%  (cost $114,949,867) ..................................................   118,659,382
                                                                                                                ------------

            Other Assets in Excess of Liabilities - 2.4% .....................................................     1,893,538
                                                                                                                ------------

            Total Net Assets - 149.7% ........................................................................   120,552,920
                                                                                                                ------------
            Par value of 800 shares of preferred stock at $50,000 per share (Note 5)-(49.7%) .................   (40,000,000)
                                                                                                                ------------
            Net Assets Applicable to Common Stock - 100%
            (equivalent to $13.99 per share on 5,757,094 common shares outstanding) ..........................  $ 80,552,920
                                                                                                                ------------

----------------------------------------------------------------------------------------------------------------------------
The following abbreviations are used in portfolio descriptions:

AMBAC - Insured  as to  principal  and  interest  by the  AMBAC  Indemnity Corporation.
FGIC  - Insured  as to  principal  and  interest  by the  Financial Guaranty Insurance  Company.
MBIA  - Insured as to principal and interest by the Municipal Bond Investors Assurance Corporation.
NR    - Not rated by Moody's or S&P as  indicated.
VR    - Variable  Rate  Demand  Note.  Date  shown is date of next interest rate change and coupon rate is the rate in effect on December 31, 1996.

----------------------------------------------------------------------------------------------------------------------------
                                            See accompanying  notes to financial statements.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Statement of Assets and Liabilities
December 31, 1996

Assets
Investments, at value (cost - $114,949,867) ..................................................  $118,659,382
Cash .........................................................................................        70,556
Interest receivable ..........................................................................     1,957,514
Unamortized organization expenses (Note 2) ...................................................        15,204
Prepaid expenses .............................................................................        14,099
                                                                                                ------------
    Total assets .............................................................................   120,716,755
                                                                                                ------------

Liabilities
Accrued management fee (Note 3) ..............................................................        61,421
Accrued audit and tax return preparation fees ................................................        51,710
Accrued legal fee ............................................................................        21,755
Accrued printing and mailing fees ............................................................        16,575
Accrued transfer agent expense ...............................................................         2,901
Accrued custodian expense ....................................................................         2,418
Other accrued expenses .......................................................................         7,055
                                                                                                ------------
    Total liabilities ........................................................................       163,835
                                                                                                ------------

Net Assets
Preferred Stock (Note 5) .....................................................................    40,000,000
Common Stock ($.001 par value, 100,000,000 shares authorized; 5,757,094 shares outstanding) ..         5,757
Additional paid-in capital ...................................................................    79,673,514
Undistributed net investment income ..........................................................       376,222
Accumulated realized loss on investments .....................................................    (3,212,088)
Net unrealized appreciation on investments ...................................................     3,709,515
                                                                                                ------------
    Net assets ...............................................................................  $120,552,920
                                                                                                ------------

------------------------------------------------------------------------------------------------------------
                               See accompanying notes to financial statements.

                                                                                                      Page 7

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Statement of Operations
For the Year Ended December 31, 1996

Investment Income
    Income
        Interest (reduced by net premium amortization of $33,660)..................... $ 7,318,411

    Operating expenses
        Management fee (Note 3).............................................$715,126
        Auction agent fee................................................... 111,473
        Audit and tax services..............................................  70,212
        Printing............................................................  42,748
        Legal...............................................................  42,188
        Custodian...........................................................  25,566
        Directors' fees and expenses (Note 3)...............................  24,853
        Listing fee.........................................................  16,214
        Transfer agent......................................................  15,859
        Amortization of deferred organization expenses (Note 2).............  14,194
        Shareholder annual meeting..........................................   8,611
        Other...............................................................  22,315
                                                                            --------
          Total operating expenses....................................................   1,109,359
                                                                                       -----------
    Net investment income ............................................................   6,209,052
                                                                                       -----------

Net Realized and Unrealized Loss
    Net Realized Loss on Investments..................................................     (52,016)
    Change in Net Unrealized Appreciation on Investments..............................  (1,292,674)
                                                                                       -----------
    Net realized loss and change in net unrealized appreciation on investments........  (1,344,690)
                                                                                       -----------
    Net Increase in Net Assets from Operations........................................ $ 4,864,362
                                                                                       -----------




--------------------------------------------------------------------------------------------------
                          See accompanying notes to financial statements.


M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Statement of Changes in Net Assets



                                                                                         For the          For the
                                                                                        Year Ended       Year Ended
                                                                                        December 31,     December 31,
                                                                                           1996             1995
---------------------------------------------------------------------------------------------------------------------
Operations
    Net investment income............................................................   $  6,209,052     $  6,341,398
    Net realized loss on investments.................................................        (52,016)        (696,257)
    Change in net unrealized appreciation (depreciation) on investments..............     (1,292,674)      15,833,547
                                                                                        ------------     ------------
    Net increase in net assets from operations.......................................      4,864,362       21,478,688
                                                                                        ------------     ------------

Dividends
    To common shareholders from net investment income................................     (4,533,712)      (4,594,161)
    To preferred shareholders from net investment income.............................     (1,475,233)      (1,656,333)
                                                                                        ------------     ------------
                                                                                          (6,008,945)      (6,250,494)
                                                                                        ------------     ------------
    Total increase (decrease) in net assets..........................................     (1,144,583)      15,228,194

Net Assets
    Beginning of year................................................................    121,697,503      106,469,309
                                                                                        ------------     ------------
    End of year (includes undistributed net investment income of
      $376,222 and $176,115, respectively)...........................................   $120,552,920     $121,697,503
                                                                                        ------------     ------------


Statement of Cash Flows
For the Year Ended December 31, 1996

Cash Flows from Operating Activities:
    Proceeds from sales of portfolio securities........................................................  $ 31,009,986
    Purchases of portfolio securities..................................................................   (31,320,091)
    Net sales of short-term securities.................................................................        90,000
                                                                                                         ------------
                                                                                                             (220,105)
    Net investment income..............................................................................     6,209,052
    Amortization of net premium on investments.........................................................        33,660
    Amortization of organization expenses..............................................................        14,194
    Net change in receivables/payables related to operations...........................................        13,574
                                                                                                         ------------
        Net cash provided by operating activities......................................................     6,050,375
                                                                                                         ------------

Cash Flows used by Financing Activities:
    Common stock dividends paid........................................................................    (4,533,712)
    Preferred stock dividends paid.....................................................................    (1,475,233)
                                                                                                         ------------
        Net cash used by financing activities..........................................................    (6,008,945)
                                                                                                         ------------
Net increase in cash...................................................................................        41,430
Cash at beginning of year..............................................................................        29,126
                                                                                                         ------------
Cash at end of year....................................................................................  $     70,556
                                                                                                         ------------

---------------------------------------------------------------------------------------------------------------------
                                   See accompanying notes to financial statements.

                                                                                                               Page 9

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Notes to Financial Statements

Note 1.  Organization

Municipal Partners Fund Inc. (the "Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (See Note 5). The Fund commenced operations on January 29, 1993. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc (the "Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $89,271 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 3.  Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer & Co., Inc. ("Oppenheimer"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .

At December 31, 1996, Oppenheimer and the Investment Adviser owned 3,547 and 4,275 shares of the Fund, respectively.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.


Note 4.  Portfolio Activity

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1996, aggregated $31,320,091 and $31,009,986, respectively. At December 31, 1996, the Fund had a net capital loss carryover of approximately $3,212,000 of which $526,000 will be available through December 31, 2001, $1,930,000 will be available through December 31, 2002, $704,000 will be available through December 31, 2003 and $52,000 will be available through December 31, 2004 to offset future capital gains to the extent provided by federal income tax regulations.

The federal income tax cost basis of the Fund's investments at December 31, 1996 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $3,912,841 and $203,326, respectively, resulting in net unrealized appreciation for federal income tax purposes of $3,709,515.

Note 5.  Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended December 31, 1996 ranged from 3.54% to 3.93%. The weighted average dividend rate for the year ended December 31, 1996 was 3.628%. The Board of Directors designated the dividend period commencing October 22, 1996 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on October 21, 1996 remained in effect through January 20, 1997. The dividend rate for this Special Rate Period was 3.59%. The Board of Directors designated the dividend period commencing January 21, 1997 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on January 17, 1997 remains in effect through April 21, 1997 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.575%.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Notes to Financial Statements (concluded)

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 6.  Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 7.  Common Stock Dividends Subsequent to December 31, 1996

On January 2 and February 3, 1997, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $.0665 per share, payable on January 31 and February 28, 1997 to shareholders of record on January 14 and February 19, 1997, respectively.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Financial Highlights

Data for a share of common stock outstanding throughout each period:


                                                              For the       For the       For the       For the
                                                             Year Ended    Year Ended    Year Ended   Period Ended
                                                            December 31,  December 31,  December 31,  December 31,
                                                                1996          1995          1994         1993(a)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........................  $ 14.19      $ 11.55       $ 14.59       $ 14.10
                                                               -------      -------       -------       -------
Net investment income........................................     1.08         1.10          1.10           .87
Net realized gain (loss) and change in net
  unrealized appreciation (depreciation) on investments .....     (.24)        2.63         (3.04)          .73
                                                               -------      -------       -------       -------
Total from investment operations.............................      .84         3.73         (1.94)         1.60
                                                               -------      -------       -------       -------
Less distributions
  Dividends to common shareholders from net
    investment income........................................     (.79)        (.80)         (.89)         (.71)
  Dividends to preferred shareholders from net
    investment income........................................     (.25)        (.29)         (.21)         (.14)
                                                               -------      -------       -------       -------
Total distributions..........................................    (1.04)       (1.09)        (1.10)         (.85)
                                                               -------      -------       -------       -------
Offering costs on issuance of common and
  preferred shares...........................................       --           --            --          (.26)
                                                               -------      -------       -------       -------
Net asset value, end of period...............................  $ 13.99      $ 14.19       $ 11.55       $ 14.59
                                                               -------      -------       -------       -------
Per share market value, end of period........................  $ 11.75      $11.625       $ 9.875       $ 13.75
Total investment return based on market
  price per share (c)........................................    7.99%       26.18%       (22.57%)        2.31%(b)
Ratios to average net assets of common shareholders (d):
  Operating expenses.........................................    1.40%        1.43%         1.49%         1.30%(e)
  Net investment income before preferred
    stock dividends..........................................    7.84%        8.41%         8.67%         6.57%(e)
  Preferred stock dividends..................................    1.86%        2.20%         1.68%         1.31%(e)
  Net investment income available to
    common shareholders......................................    5.98%        6.21%         6.99%         5.26%(e)
  Net assets of common shareholders,
    end of period (000)......................................  $80,553      $81,698       $66,469       $84,009
  Preferred stock outstanding,
    end of period (000)......................................  $40,000      $40,000       $40,000       $40,000
  Portfolio turnover rate....................................      27%          35%           17%          100%

------------------------------------------------------------------------------------------------------------------
(a) For the period from  commencement  of  investment  operations on January 29, 1993 through December 31, 1993.

(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $13.75 per share. This calculation is not annualized.

(c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the
    Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(d) Ratios calculated on the basis of income, expenses and preferred stock dividends relative to the average net assets of common shares.

(e) Annualized.

                                  See accompanying notes to financial statements.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Report of Independent Accountants


To the Board of Directors and Shareholders of Municipal Partners Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. (the "Fund") at December 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 14, 1997

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                        Net Realized Gain
                                                                                         (Loss) & Change
                                                                                        in Net Unrealized
                                                                  Net Investment           Appreciation
                                                                      Income              (Depreciation)
                                                                  --------------        ------------------
Quarter Ended*                                                   Total   Per Share     Total     Per Share
----------------------------------------------------------------------------------------------------------
March 31, 1995...............................................    $1,585    $.27        $7,580      $1.32
June 30, 1995................................................     1,584     .28         1,601        .28
September 30, 1995...........................................     1,572     .27         1,478        .25
December 31, 1995............................................     1,600     .28         4,478        .78
March 31, 1996...............................................     1,561     .27        (3,781)      (.65)
June 30, 1996................................................     1,551     .27          (424)      (.08)
September 30, 1996...........................................     1,546     .27         1,656        .29
December 31, 1996............................................     1,551     .27         1,204        .20

----------------------------------------------------------------------------------------------------------

 *Totals expressed in thousands of dollars except per share amounts.

                              See accompanying notes to financial statements.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Other Information

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


Other Information (concluded)

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.


1996 Federal Tax Notice

During the year ended December 31, 1996, the Fund paid to shareholders $6,008,945 from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for regular Federal income tax purposes. You should consult your tax adviser as to the state and local tax treatment of the dividends you received.

M U N I C I P A L   P A R T N E R S   F U N D   I N C .


(left column)

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

MARK C. BIDERMAN
      Chairman of the Board;
      Managing Director,
      Oppenheimer & Co., Inc.
      Executive Vice President,
      Advantage Advisers, Inc.

ALLAN C. HAMILTON
      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      President;
      Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners


Officers

MARK C. BIDERMAN
      Chairman of the Board

MICHAEL S. HYLAND
      President

MARYBETH WHYTE
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

JENNIFER G. MUZZEY
      Secretary

NOEL B. DAUGHERTY
      Assistant Secretary

ROBERT I. KLEINBERG
      Assistant Secretary


(right column)

Municipal Partners Fund Inc.

      7 World Trade Center
      New York, New York  10048
      Telephone 1-800-SALOMON

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MNP

(left column)

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                              ---------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750
                              ---------------------


(right column)

                 Municipal Partners
                 Fund Inc.


                 Annual Report
                 DECEMBER 31, 1996